SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): September 1, 1999

                              CK WITCO CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                      1-4663                 52-2183153
          --------                      ------                 ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                 Identification Number)


          One Station Place, Metro Center, Stamford, Connecticut 06902
          ------------------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (203) 353-5400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

         Effective September 1, 1999, each of Crompton & Knowles Corporation, a Massachusetts corporation ("Crompton"), and Witco Corporation, a Delaware corporation ("Witco"), merged with and into CK Witco Corporation, a Delaware corporation and wholly-owned subsidiary of Crompton ("CK Witco"), pursuant to an Agreement and Plan of Reorganization, dated as of May 31, 1999, as amended, among Crompton, Witco and Park Merger Co. (now known as CK Witco) (the "Merger Agreement"). Pursuant to the Merger Agreement, upon the effectiveness of the mergers on September 1, 1999, each share of Crompton common stock, par value
$0.10 per share, was converted into one share of the common stock, par value $0.01 per share, of CK Witco ("CK Witco Common Stock") and each share of Witco common stock, par value $5.00 per share, was converted into the right to receive
 .9242 share of CK Witco Common Stock, with cash in lieu of fractional shares.

         CK Witco's Registration Statement on Form S-4 (Registration No. 333-83901), which was declared effective by the Securities and Exchange Commission on July 29, 1999 (the "Registration Statement"), sets forth certain information regarding the merger, Crompton, Witco and Park Merger Co., including, but not limited to, the date and manner of the merger, a description of the assets involved, the nature and amount of consideration paid by CK Witco therefor, the method used for determining the amount of such consideration, the nature of any material relationships between Witco (and its affiliates) and Crompton (and its affiliates) or CK Witco, the nature of the business of Witco and Crompton and the intended use of the assets acquired in the merger.

Item 5.  OTHER EVENTS
         ------------

A.   Securities Exchange Act of 1934 Registration
     --------------------------------------------

         Pursuant  to Rule 12g-3 of the  General  Rules and  Regulations
("Rule 12g-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shares of the common stock of CK Witco, as successor issuer to Crompton, will be deemed registered for the purposes of Section 12(b) of the Exchange Act.

B.   Description of CK Witco Common Stock
     ------------------------------------

         The authorized capital stock of CK Witco consists of: (a) 500,000,000 shares of CK Witco Common Stock, and (b) 250,000 shares of preferred stock of CK Witco. The holders of CK Witco Common Stock will be entitled to receive dividends as may be declared from time to time by the Board of Directors of CK Witco (the "CK Witco Board") out of funds legally available for those dividends. The holders of CK Witco's Common Stock will be entitled to one vote per share on all matters submitted to a vote of stockholders and will not have cumulative voting rights. Holders of CK Witco Common Stock will be entitled to receive, upon any liquidation of CK Witco, all remaining assets available for distribution to stockholders after satisfaction of CK Witco's liabilities and the preferential rights of any preferred stock that may then be issued and outstanding. The outstanding shares of CK Witco Common Stock are fully paid and nonassessable. The holders of CK Witco Common Stock have no preemptive, conversion or redemption rights. The transfer agent and registrar for CK Witco common stock is ChaseMellon Shareholders Services L.L.C. CK Witco Common Stock is listed on the New York Stock Exchange, Inc.

C.   Adoption of Rights Plan
     -----------------------

         On September 1, 1999, the CK Witco Board declared a dividend of one preferred share purchase right ("Rights") on each share of CK Witco Common Stock. A copy of the press release announcing the declaration of the Rights dividend is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a)      Financial statements of businesses acquired.

               - To be filed by amendment not later than 60 days after the date of this initial report on Form 8-K

(b)      Pro forma financial information.

               - To be filed by amendment not later than 60 days after the date of this initial report on Form 8-K

(c)      Exhibits.

               2.1 Agreement and Plan of Reorganization, dated as of May 31, 1999, as amended, by and among Crompton & Knowles Corporation, Witco Corporation and Park Merger Co. (incorporated by reference to Appendix A to the Joint Proxy Statement--Prospectus dated July 29, 1999 included in the Registration Statement of CK Witco Corporation (Registration No. 333-83901)

               99.1    Press Release dated September 3, 1999

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                               CK WITCO CORPORATION


                               By:        /s/ John T. Ferguson II
                                          -----------------------
                               Name:      John T. Ferguson II
                               Title:     Senior Vice President, General Counsel
                                          and Secretary

Date:  September 15, 1999

EXHIBIT INDEX

 2.1 Agreement and Plan of Reorganization, dated as of May 31, 1999, as amended, by and among Crompton & Knowles Corporation, Witco Corporation and Park Merger Co. (incorporated by reference to Appendix A to the Joint Proxy Statement--Prospectus dated July 29, 1999 included in the Registration Statement of CK Witco Corporation (Registration No. 333-83901)

99.1              Press Release dated September 3, 1999